Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Oportun, Inc.

1825 South Grant Street, Suite 850

San Mateo, California 94402

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of consumer loans in connection with the proposed offering of Oportun Issuance Trust 2026-B. Oportun, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, Jefferies LLC, Citizens JMP Securities, LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Guggenheim Securities, LLC and Natixis Securities Americas LLC (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 16, 2026, representatives of the Company provided us with a computer-generated consumer loan data file and related record layout containing data, as represented to us by the Company, as of the close of business October 14, 2026, with respect to 78,783 consumer loans (the “Statistical Loan File”). At the Company’s instruction, we randomly selected 150 consumer loans from the Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations for each Sample Loan relating to the consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1. Loan number (for identification purposes only) 2. Origination date 3. Original principal balance	4. Interest rate 5. Maturity date 6. State

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the Fixed Rate Note (the “Note”).

Member of Deloitte Touche Tohmatsu Limited

At your instruction, for purposes of the comparisons described above:

•	with respect to Characteristic 3., differences of $100 or less are deemed to be “in agreement.” Further, for Sample Loans indicating a state (as set forth on the Note) of:

(i)	Texas:

(a)

if the Sample Loan has an (v) original principal balance (as set forth in the Statistical Loan File) that is less than or equal to $1,600 and an origination date (as set forth on the Note) on or after October 19, 2022; (w) original principal balance (as set forth on the Statistical Loan File) that is less than or equal to $1,480 and an origination date (as set forth on the Note) on or after September 2, 2021 and prior to October 19, 2022; (x) original principal balance (as set forth on the Statistical Loan File) that is less than or equal to $1,460 and an origination date (as set forth on the Note) on or after September 3, 2020 and prior to September 2, 2021; (y) original principal balance (as set forth on the Statistical Loan File) that is less than or equal to $1,400 and an origination date (as set forth on the Note) on or after September 6, 2018 and prior to September 3, 2020; or (z) original principal balance (as set forth on the Statistical Loan File) that is less than or equal to $1,320 and an origination date (as set forth on the Note) prior to September 6, 2018, we compared the “Amount Financed” (as set forth on the Note) to the original principal balance (as set forth on the Statistical Loan File); or

(b)

if the Sample Loan has an (v) original principal balance (as set forth on the Statistical Loan File) that is greater than $1,600 and an origination date (as set forth on the Note) on or after October 19, 2022; (w) original principal balance (as set forth on the Statistical Loan File) that is greater than $1,480 and an origination date (as set forth on the Note) on or after September 2, 2021 and prior to October 19, 2022; (x) original principal balance (as set forth on the Statistical Loan File) that is greater than $1,460 and an origination date (as set forth on the Note) on or after September 3, 2020 and prior to September 2, 2021; (y) original principal balance (as set forth on the Statistical Loan File) that is greater than $1,400 and an origination date (as set forth on the Note) on or after September 6, 2018 and prior to September 3, 2020 or (z) original principal balance (as set forth on the Statistical Loan File) that is greater than $1,320 and an origination date (as set forth on the Note) prior to September 6, 2018, we compared the original principal balance (as set forth on the Statistical Loan File) to the sum of the (i) Amount Financed and (ii) “Administrative Fee” (as set forth on the Note);

(ii)

Wisconsin, for Sample Loans with an origination date (as set forth on the Note) on or after September 1, 2022, we compared the original principal balance (as set forth on the Statistical Loan File) to the Amount Financed (as set forth on the Note);

(iii)

Florida, Illinois or New Jersey, for Sample Loans with an origination date (as set forth on the Note), (a) on or after September 1, 2022 and prior to May 9, 2023, we compared the original principal balance (as set forth on the Statistical Loan File) to the Amount Financed (as set forth on the Note) or (b) on or after May 9, 2023, we compared the original principal balance (as set forth on the Statistical Loan File) to the sum of the Amount Financed and the Administrative Fee (each as set forth on the Note);

(iv)

Arizona, California, Utah, Nevada, Idaho, Missouri, Wisconsin (for Sample Loans with an origination date (as set forth on the Note) prior to September 1, 2022), Alabama, Alaska, Arkansas, Delaware, Georgia, Hawaii, Indiana, Kansas, Kentucky, Louisiana, Michigan, Minnesota, Mississippi, Montana, Nebraska, New Hampshire, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Vermont, Virginia, Washington or Wyoming, we compared the original principal balance (as set forth on the Statistical Loan File) to the sum of (x) the Amount Financed and (y) the Administrative Fee or Loan Origination Fee, as applicable (each as set forth on the Note);

(v)	New Mexico:

(a)

if the Sample Loan has an (x) original principal balance (as set forth on the Statistical Loan File) that is less than or equal to $10,000 and an origination date (as set forth on the Note) on or after June 30, 2022; (y) original principal balance (as set forth on the Statistical Loan File) that is less than or equal to $5,000 and an origination date (as set forth on the Note) on or after January 1, 2018 and prior to June 30, 2022 or (z) original principal balance (as set forth on the Statistical Loan File) that is less than or equal to $2,500 and an origination date (as set forth on the Note) prior to January 1, 2018, we compared the Amount Financed (as set forth on the Note) to the original principal balance (as set forth on the Statistical Loan File); or

(b)

if the Sample Loan has an (x) original principal balance (as set forth on the Statistical Loan File) that is greater than $10,000 and an origination date (as set forth on the Note) on or after June 30, 2022; (y) original principal balance (as set forth on the Statistical Loan File) that is greater than $5,000 and an origination date (as set forth on the Note) on or after January 1, 2018 and prior to June 30, 2022 or (z) original principal balance (as set forth on the Statistical Loan File) that is greater than $2,500 and an origination date (as set forth on the Note) prior to January 1, 2018, we compared the original principal balance (as set forth on the Statistical Loan File) to the sum of (i) the Amount Financed and (ii) Administrative Fee (each as set forth on the Note).

•

with respect to our comparison of Characteristic 4., we were instructed to round the interest rate (as set forth on the Statistical Loan File) to the nearest two decimal places. Further, for the Sample Loans indicated in Appendix A, we observed a difference with respect to the interest rate, as set forth on the Statistical Loan File, when compared to the interest rate set forth on the Note. For these Sample Loans, we were instructed to perform an additional procedure and compare the interest rate, as set forth on the Statistical Loan File, to the corresponding information set forth screen shots from the Company’s servicing system (the “Servicing System Screen Shots.”

The Note, any information obtained from the indicated system and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents.

*****

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 2, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 2, 2026.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 4. for the following Sample Loans:

5574509
5940503
6229374
6949325
7057949
7113354
7298770
7317154
7352664
7693577
7708130

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.